EXHIBIT 99.1


                          Sector Communications, Inc.
                            Pro forma Balance Sheet
                                August 31, 2001

                                                           Computer                          Pro forma
                                       Consolidated        Software      Entervision       Balance Sheet
                                      August 31, 2001      Division        Assets        August 31, 2001
                                      ---------------   --------------   ------------    ---------------


Cash                                  $        82,150      $  (16,861)   $          -    $       65,289
Accounts receivable                            56,498         (26,568)              -            29,930
Note receivable                                     -               -         250,000           250,000
Prepaid expenses                               23,351               -               -            23,351
                                      ----------------  --------------   -------------  ----------------

Total current assets                          161,999         (43,429)        250,000           368,570

Property and equipment                        135,337         (26,533)              -           108,804
Intangible assets                           1,040,000               -      (1,040,000)                -
Deposits                                       29,599          (6,893)              -            22,706
                                      ----------------  --------------   -------------  ----------------

Total assets                          $     1,366,935   $     (76,855)   $   (790,000)  $       500,080
                                      ================  ==============   =============  ================


Cash overdraft                        $        38,345   $           -    $          -   $        38,345
Accounts payable and accrued
  expenses                                  1,564,957        (420,474)              -         1,144,483
Debentures payable                            263,952               -               -           263,952
Deferred revenue                              104,671        (104,671)              -                 -
Due to related parties                        383,733               -               -           383,733
                                      ----------------  --------------   -------------  ----------------

Total current liabilities                   2,355,658        (525,145)              -         1,830,513

Rent deposit                                   12,248               -                            12,248
                                      ----------------  --------------   -------------  ----------------

Total liabilities                           2,367,906        (525,145)              -         1,842,761

Stockholders' equity                       (1,000,971)        448,290        (790,000)       (1,342,681)
                                      ----------------  --------------   -------------  ----------------

Total liabilities and stockholders'
  equity                              $     1,366,935   $     (76,855)   $   (790,000)  $       500,080
                                      ================  ==============   =============  ================

                          Sector Communications, Inc.
                       Pro forma Statement of Operations
                        Six Months ended August 31, 2001


                                                           Computer         Pro forma
                                       Consolidated        Software       Balance Sheet
                                      August 31, 2001      Division      August 31, 2001
                                      ----------------  --------------   ----------------
Exposition revenue                    $       322,561   $           -    $      322,561
Telecommunications revenue                    175,237               -            175,237
Software sales and maintenance                125,029        (125,029)                 -
                                      ----------------  --------------   ----------------

                                              622,827        (125,029)           497,798
                                      ----------------  --------------   ----------------
Cost of sales
  Exposition                                  147,830               -            147,830
  Telecommunications                           86,665               -             86,665
                                      ----------------  --------------   ----------------

                                              234,495               -            234,495
                                      ----------------  --------------   ----------------

Gross profit                                  388,332        (125,029)           263,303
                                      ----------------  --------------   ----------------

Operating expenses
  Software development costs                    1,735          (1,735)                 -
  Sales, general and administrative           927,772        (164,698)           763,074
                                      ----------------  --------------   ----------------

                                              929,507        (166,433)           763,074
                                      ----------------  --------------   ----------------

Loss from operations                         (541,175)         41,404           (499,771)

Other expense                                (489,702)              -           (489,702)
                                      ----------------  --------------   ----------------

Loss before income taxes              $    (1,030,877)  $      41,404    $      (989,473)
                                      ================  ==============   ================

Loss per share                        $         (0.02)                   $         (0.02)
                                      ================                   ================

Shares outstanding                         46,103,760                         46,103,760


                          Sector Communications, Inc.
                       Pro forma Statement of Operations
                      For the Year ended February 28, 2001

                                                          Computer           Pro forma
                                       Consolidated       Software        Balance Sheet
                                     February 28, 2001    Division       February 28, 2001
                                    -------------------  -------------   -----------------
Exposition revenue                  $                -   $          -     $           -
Telecommunications revenue                     412,650              -           412,650
Software sales and maintenance                 368,641       (368,641)                -
                                    -------------------  -------------   ---------------

                                               781,291       (368,641)          412,650
                                    -------------------  -------------   ---------------
Cost of sales
  Exposition                                         -              -                 -
  Telecommunications                           216,003              -           216,003
                                    -------------------  -------------   ---------------

                                               216,003              -           216,003
                                    -------------------  -------------   ---------------

Gross profit                                   565,288       (368,641)          196,647
                                    -------------------  -------------   ---------------

Operating expenses
  Software development costs                    24,674        (24,674)                -
  Sales, general and administrative          1,831,826       (424,210)        1,407,616
                                    -------------------  -------------   ---------------

                                             1,856,500       (448,884)        1,407,616
                                    -------------------  -------------   ---------------

Loss from operations                        (1,291,212)        80,243        (1,210,969)

Other expense                               (1,526,374)             -        (1,526,374)
                                    -------------------  -------------   ---------------

Loss before income taxes            $       (2,817,586)  $     80,243    $   (2,737,343)
                                    ===================  =============   ===============

Loss per share                      $            (0.15)                  $         (0.14)
                                    ===================                  ===============

Shares outstanding                          19,164,465                       19,164,465